UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	March 30, 2005

Riverbend Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50941	91-2150635

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

826 Barracks Street New Orleans, Louisiana	70116

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(504) 524-2433

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

            On March 30, 2005, Riverbend Holdings, Inc. (the “Registrant” or “Holdings”) entered into an Agreement and Plan of Reorganization (the “Spin-Off Agreement”) between the Registrant and Riverbend Telecom, Inc. (“Telecom”), its parent corporation, pursuant to which Telecom transferred all of its assets, liabilities and other obligations to the Registrant in consideration for 2,046,567 shares of the Registrant’s “restricted” common stock.  Immediately following this transaction, Telecom distributed all of the Registrant’s common stock then held (2,046,667) to the existing four (4) Telecom shareholders (the “Spin-Off), on a pro rata basis, one share of the Registrant’s common stock for each Telecom share held by the shareholders.  The Registrant was recently formed for the purpose of effecting the reorganization of Telecom and the subsequent distribution of all of the Registrant’s common stock to Telecom’s shareholders.

            As a result of the Spin-Off, the telecommunications business of Telecom is now carried on by the Registrant.  The current officers and directors of the Registrant are the former officers and directors of Telecom and are now responsible for the continued operation of the telecommunications business, formerly conducted by Telecom.

            The Spin-Off was approved by the Registrant’s board of directors at a special meeting held on March 30, 2005.

Section 2 – Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

            As disclosed in Item 1.01 of this Report, on March 30, 2005 Telecom transferred all of its assets and liabilities to the Registrant in consideration for the Registrant’s common stock, which was subsequently distributed to the Telecom shareholders.  The Registrant now operates the former telecommunications business of Telecom as an independent company.

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

            On March 30, 2005 the Registrant issued an aggregate of 2,046,567 shares of its common stock to Telecom in exchange for all of the assets, liabilities and obligations of Telecom.  The Registrant relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Section 4(2) of the Securities Act.

            See Item 1.01 of this Report for a more complete description of the transaction.

Section 5 – Corporate Governance and Management

Item 5.01  Changes in Control of Registrant

            Prior to March 30, 2005, all of the Registrant’s outstanding common stock was owned by Telecom.  As a result of the Spin-Off, all of the Registrant’s common stock is now owned by the four original shareholders of Telecom.

            See Item 1.01 of this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of the business acquired will be filed by amendment to this Current Report within 71 days after the date hereof.

(b) Pro Forma Financial Information

The required pro forma information will be filed by amendment to this Current Report within 71 days after the date hereof.

(c) Exhibits

10.1	Contribution Agreement between Riverbend Telecom, Inc., Riverbend Holdings, Inc., Leon Nowalsky and the equity owners of United Check Services, LLC, dated July 14, 2004(1)
10.2	Letter Agreement dated August 5, 2004(1)
10.3	Agreement and Plan of Reorganization between Riverbend Telecom, Inc. and Riverbend Holdings, Inc. dated March 30, 2005.

_______________

(1)	Document previously filed with the U.S. Securities and Exchange Commission on March 17, 2005 as an exhibit to the Company’s Form 10-SB/A and incorporated herein by reference.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBEND HOLDINGS, INC.

Dated: April 1, 2005	By: /s/ Leon L. Nowalsky
Leon L. Nowalsky
President

RIVERBEND HOLDINGS, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.1	Contribution Agreement between Riverbend Telecom, Inc., Riverbend Holdings, Inc., Leon Nowalsky and the equity owners of United Check Services, LLC, dated July 14, 2004(1)
10.2	Letter Agreement dated August 5, 2004(1)
10.3	Agreement and Plan of Reorganization between Riverbend Telecom, Inc. and Riverbend Holdings, Inc. dated March 30, 2005.

_______________

(1)	Document previously filed with the U.S. Securities and Exchange Commission on March 17, 2005 as an exhibit to the Company’s Form 10-SB/A and incorporated herein by reference.